UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2010
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

(281)-469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
8.01	Other Events
9.01	Financial Statement and Exhibits

2.

SECTION 8 - OTHER EVENTS

Item 8.01        Other Events.

On April 13, 2010, Mainland Resources, Inc. (the "Company") issued a press release announcing that it has Joseph P. Kennedy II to its Advisory Committee.

Joseph P. Kennedy Jr. currently heads and is Founder of Citizens Energy Corporation, a Boston-based non-profit organization that pursues commercial ventures aimed at generating revenues that, in turn, are used to generate funds that assist those in need in the U.S. and abroad.

Mr. Kennedy Jr. is a former Member of The U.S. House Of Representatives, where he held the seat for Massachusetts's 8th District from 1986 through 1999.

During his career in the U.S. House, Mr. Kennedy Jr. served on the House Banking Committee, where he played an active role in the federal saving-and-loan bailout, credit-reporting reform, the overhaul of The Glass-Steagall Act of 1933 and financial modernization. He also served on the House Veterans' Affairs Committee, passing legislation to strengthen the veterans' health-care system, to investigate the causes of Gulf War syndrome, and to provide medical treatment for veterans of the first Persian Gulf War.

In 1999 Mr. Kennedy Jr. left the House and returned to Citizens Energy. Since its inception, Citizens Energy has grown to encompass seven separate companies, including one of the largest energy-conservation businesses in the U.S. It is one of the first energy firms to move large volumes of natural gas across 30 states and was a pioneer in moving and marketing electrical power over the U.S. power grid.

Since returning to Citizens Energy, Mr. Kennedy Jr. has continuously fought to influence energy-related public policy with efforts including challenging the government to invest in energy conservation and efficiency and renewable energy, encouraging Congress to fully fund federal heating assistance programs, proposing that oil-consuming countries work together to balance oil prices against Organization of Petroleum Exporting Countries (OPEC) manipulation, and calling for the federal government and major oil companies to use portions of royalties from oil and gas extracted from federal lands and waters to help low-income families with the high price of energy.

A copy of the press release is filed as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

EXHIBIT NUMBER     DESCRIPTION

99.1     Press release of Mainland Resources, Inc. dated April 13, 2010*

*            Filed herewith.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAINLAND RESOURCES, INC.
DATE: April 14, 2010	By: /s/ William D. Thomas William D. Thomas Chief Financial Officer/Treasurer

4.